UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BLACKROCK MUNICIPAL INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION

[●], 2023

Dear Shareholder,

An annual meeting of the shareholders of BlackRock Municipal Income Fund, Inc. (“MUI” or the “Fund”) will be held at [●], on [●],[●], 2023, at [●] [a.m./p.m.] (Eastern time), to consider and vote on nominees for the Board of Directors of the Fund (the “Board”) and certain non-binding proposals submitted by an activist hedge fund managed by Saba Capital Management, L.P. (“Saba”), each as discussed in the enclosed proxy statement. Your vote is extremely important because the activist hedge fund has notified the Fund of its intention to nominate three individuals for election to the Board at the meeting (the “Saba Hedge Fund Nominees”) and present the following non-binding proposals requesting that the Board take all necessary steps to:

•	amend the Fund’s governing documents to provide shareholders with the power to adopt, amend and repeal the Fund’s by-laws by vote of a majority of the shares cast;

•	declassify the Board;

•

amend the Fund’s governing documents to provide that the affirmative vote of a plurality of the shares represented in person or by proxy at a meeting be the voting standard to elect directors in any contested election;

•	opt-out of the Maryland Control Share Acquisition Act; and

•	merge the Fund with and into an existing open-end fund;

all of which are unanimously OPPOSED by the Board.

We strongly urge you to spend some time reviewing the proposals in the accompanying proxy statement and to vote as recommended by the Board.

MAKE YOUR VOICE HEARD — PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”) to serve as Directors of the Fund:

•	Lorenzo A. Flores
•	R. Glenn Hubbard
•	W. Carl Kester
•	John M. Perlowski

The Board believes the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders. In addition, as further discussed in the enclosed proxy statement, the Board believes that it is in the best interest of the Fund and its shareholders: (1) for the Board to maintain exclusive authority to adopt, amend and repeal the Fund’s by-laws; (2) to maintain the current classified board structure; (3) to continue to require members of the Board to be elected by a majority of outstanding shares of the Fund in a contested election; (4) to remain subject to the Maryland Control Share Acquisition Act; and (5) to remain a closed-end fund, rather than merge with and into an existing open-end fund.

How should I vote?
Vote FOR ✓

The Board members responsible for the Fund unanimously recommend that you vote “FOR” the Board Nominees and “AGAINST” the proposals submitted by Saba by voting using the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.

What should I NOT do?

Please do NOT send back any proxy card you may receive from Saba, even to withhold votes on the Saba Hedge Fund Nominees, as this will cancel your prior vote for the Board Nominees. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

You have received the enclosed proxy statement because you were a shareholder of record of the Fund on [●], 2023 (the “Record Date”).

Your vote is important. Attendance at the annual meeting will be limited to the Fund’s shareholders as of the Record Date. If you are a record holder of the Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, we request that you vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

How do I vote?

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. We hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card or WHITE voting instruction form(s):

•	By touch-tone telephone;
•	By Internet;
•	By signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form(s) in the postage-paid envelope; or
•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on, please call Georgeson LLC toll free at 1-866-300-8594.

Sincerely,

Janey Ahn

Secretary of the Fund

50 Hudson Yards

New York, NY 10001

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Why am I receiving the proxy statement?

BlackRock Municipal Income Fund, Inc. (the “Fund”) is required to hold an annual meeting of shareholders for the election of members of the Board of Directors (the “Board”). The enclosed proxy statement describes (i) the proposal to approve the Board Nominees (as defined below); (ii) the non-binding proposals submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”), to be voted upon if properly presented at the meeting, requesting that the Board take all necessary steps to: (a) amend the Fund’s governing documents to provide shareholders with the power to adopt, amend and repeal the Fund’s by-laws by vote of a majority of the shares cast; (b) declassify the Board; (c) amend the Fund’s governing documents to provide that the affirmative vote of a plurality of the shares represented in person or by proxy at a meeting be the voting standard to elect directors in any contested election; (d) opt-out of the Maryland Control Share Acquisition Act; and (e) merge the Fund with and into an existing open-end fund (collectively, the “Saba Hedge Fund Proposals”).

How does the Board recommend that I vote?

The Board unanimously recommends that you vote on the proposals below in the following manner:

Proposal 1. “FOR” the election of the Board Nominees.

Proposal 2. “AGAINST” the Saba Hedge Fund Proposal requesting that the Board take all necessary steps to amend the Fund’s governing documents to provide shareholders with the power to adopt, amend and repeal the Fund’s by-laws by vote of a majority of the shares cast.

Proposal 3. “AGAINST” the Saba Hedge Fund Proposal requesting that the Board take all necessary steps to declassify the Board.

Proposal 4. “AGAINST” the Saba Hedge Fund Proposal requesting that the Board take all necessary steps to amend the Fund’s governing documents to provide that the affirmative vote of a plurality of the shares represented in person or by proxy at a meeting be the voting standard to elect directors in any contested election.

Proposal 5. “AGAINST” the Saba Hedge Fund Proposal requesting that the Board take all necessary steps to opt-out of the Maryland Control Share Acquisition Act.

AND

Proposal 6. “AGAINST” the Saba Hedge Fund Proposal requesting that the Board take all necessary steps to merge the Fund with and into an existing open-end fund.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

You may receive a different proxy statement (along with a proxy card that is any color other than white) from Saba seeking approval of the Saba Hedge Fund Proposals and seeking to elect three individuals to the Board (the “Saba Hedge Fund Nominees”) who have no experience working with the Fund or its investment adviser.

Please discard any proxy card that you receive from Saba. Your Board strongly urges you NOT to sign or return any proxy card sent to you by Saba, even to withhold votes on the Saba Hedge Fund Nominees or to vote against the Saba Hedge Fund Proposals, because doing so will cancel out any previously-submitted votes on the Fund’s WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to Saba or the Saba Hedge Fund Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba or any other statements that Saba or its representatives have made or may otherwise make.

Why does the Board recommend that I vote for the election of the Board Nominees selected by the Board?

The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”) to serve as Directors of the Fund:

•   Lorenzo A. Flores

•   R. Glenn Hubbard

•   W. Carl Kester

•   John M. Perlowski

The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that all of the Fund’s Board Members, including the Board Nominees, are the most qualified and experienced stewards to continue overseeing the Fund in pursuing its investment objective for the benefit of all shareholders. The current Board Members have demonstrated their ability to consistently deliver value to shareholders. Under their leadership, the Fund has generally generated strong returns on a market price basis over time (relative to its peers), all while implementing value-creating and shareholder-friendly initiatives. Additionally, the Fund has generated attractive yields under the Board’s leadership.

In contrast, the Saba Hedge Fund Nominees do not have experience with the Fund, its investment objective and strategies, or service providers. The Saba Hedge Fund Nominees also have little to no experience with closed-end funds in general, nor do they have the extensive experience with investment company governance possessed by the Board Nominees. The Saba Hedge Fund Nominees have been handpicked and nominated by the same activist hedge fund that set forth Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, each of which the Board believes is designed to advance the short-term goals of the activist hedge fund, but is not in the best interests of all of the Fund’s shareholders, as more fully outlined in the enclosed proxy statement.

Your Board seeks to ensure that the Fund operates in a responsible manner that protects and advances the interests of all shareholders, and not just the interests of a select few that are adverse to the interests of the Fund’s shareholders and the Fund’s ability to pursue its investment objective. The Board has approved the Board Nominees and believes their election is in your best interest.

Why does the Board recommend I vote against Proposal 2?

For the reasons summarized below and set forth in the enclosed proxy statement, under the Opposition Statement by the Board of Directors to Proposal 2, the Board believes that it is in the best interest of the Fund for the Board to maintain exclusive authority to adopt, amend and repeal the Fund’s by-laws:

•   The Board is best positioned to ensure that any changes to the by-laws are made for the benefit of all shareholders;

•   Vesting the exclusive power to change the by-laws with the Board protects Fund shareholders by preventing a self-interested shareholder from forcing through self-serving by-law changes that could fundamentally alter the way the Fund is governed; and

•   The Board’s exclusive power to adopt, amend and repeal by-laws results in efficiency and consistency.

Why does the Board recommend I vote against Proposal 3?

For the reasons summarized below and set forth in the enclosed proxy statement under the Opposition Statement of the Board of Directors to Proposal 3, the Board believes that it is in the best interest of the Fund to maintain the current classified board structure:

•   The classified board structure promotes continuity of experience and stability;

•   Closed-end funds benefit from a classified board structure, which helps protect funds and their shareholders against the predatory tactics of short-term, self-interested investors; and

•   The Board is accountable to shareholders irrespective of classification structure.

Why does the Board recommend I vote against Proposal 4?

For the reasons summarized below and set forth in the enclosed proxy statement under the Opposition Statement of the Board of Directors to Proposal 4, the Board believes that it is in the best interest of the Fund to continue to require members of the Board to be elected by a majority of outstanding shares of the Fund in a contested election:

•   Requiring Board Members to be elected by a majority of the Fund’s shareholders in a contested election is a recognition of the gravity of a contested election and the importance of making sure that the Board Members elected have the broad support of a majority of Fund shareholders;

•   The Fund’s majority voting standard for contested elections is especially appropriate for such elections because it is common for only a subset of shareholders other than activists to vote to express their views; and

•   The ability for shareholders to elect directors by a plurality vote in a contested election exposes closed-end funds to an opportunistic shareholder who, with a modest investment, can nominate and elect its own slate of directors who may pursue that shareholder’s own goals that could be directly adverse to those of the fund’s other shareholders.

Why does the Board recommend I vote against Proposal 5?

For the reasons summarized below and set forth in the enclosed proxy statement under the Opposition Statement of the Board of Directors to Proposal 5, the Board believes that it is in the best interest of the Fund to remain subject to the Maryland Control Share Acquisition Act (the “Control Share Act”):

•   Maryland lawmakers adopted the Control Share Act in an effort to protect the interests of Maryland corporations, like the Fund, and their shareholders;

•   The Control Share Act serves to prevent activists from aggressively acquiring a significant voting interest in the Fund and pursuing damaging agendas, and instead encourages them to engage in discussions with BlackRock and the Board, or seek informed approval from other shareholders to reinstate voting rights with respect to the control shares; and

•   The Control Share Act allows for a shareholder to seek to have their control share voting rights reinstated by vote of unaffiliated shareholders, a process that is an appropriate and thoughtful way of balancing the rights of large shareholders while at the same time protecting the interests of both long-term and minority shareholders, as well as the Fund as a whole.

Why does the Board recommend I vote against Proposal 6?

For the reasons summarized below and set forth in the enclosed proxy statement under the Opposition Statement of the Board of Directors to Proposal 6, the Board believes that it is in the best interest of the Fund to remain a closed-end fund, rather than merge with and into an existing open-end fund:

•   The Fund has generally generated strong performance over time (relative to its peers) and an attractive yield as a closed-end fund, and drastically changing the Fund’s operations via a merger into an open-end fund is completely unwarranted;

•   Merging the Fund into an open-end fund would deprive shareholders of a number of important characteristics that they were seeking when they chose to invest in the Fund;

•   Merging the Fund into an open-end fund favors short-term arbitrageurs at the expense of long-term shareholders; and

•   The merger proposal fails to provide any compelling justification as to why a generic, unnamed “existing open-end fund,” which: (i) may have a different investment objective and/or different investment strategies than the Fund, (ii) would have limited ability to use leverage, and (iii) may have different duration management and distribution policies than the Fund, would be a more appropriate investment for shareholders who have purposely selected the Fund to pursue their investment objectives.

Will my vote make a difference?

YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Fund. Your vote can help ensure that the Board Nominees will be elected.

How do I vote my shares?

You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card or on the WHITE voting instruction form for the Annual Meeting of Shareholders to be held on [●], 2023, or by going to the Internet address provided on the WHITE voting instruction form or WHITE proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or WHITE voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the WHITE proxy card and mailing it in the enclosed postage-paid envelope.

WHITE proxy cards that are properly signed, dated and received at or prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicate. If you simply sign, date and return a WHITE proxy card, but don’t specify a vote, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” each of the Saba Hedge Fund Proposals.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of the Fund’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Fund, such as your WHITE voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

What should I do with other proxy cards I receive?

We urge you to vote the Fund’s WHITE proxy card. Please do NOT send back any proxy card you may receive from Saba, even to withhold votes on the Saba Hedge Fund Nominees, as this will cancel your prior vote for the Board Nominees. Only your latest dated proxy will count at the meeting. If you have already sent back the proxy card you received from Saba, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the proxy card you previously completed.

What other information should I know in deciding how to vote?

We encourage you to read the entire proxy statement because it contains important information about the Board Nominees, information about the Saba Hedge Fund Proposals (each of which the Board recommends you vote “AGAINST”) and other important information about the Fund, its management and its operations.

You may also receive a proxy statement from Saba, seeking your proxy to elect the Saba Hedge Fund Nominees to the Board and to vote in favor of the Saba Hedge Fund Proposals. Saba, through its hedge funds, has a history of investing in closed-end funds for the purpose of submitting proposals and later withdrawing them once the target funds agree to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes Saba engages in this tactic to benefit its own hedge funds and investors, and that such actions provide no benefit to the shareholders of the closed-end funds it attacks. The Board believes that Saba’s actions are harmful to long-term shareholders of the Fund.

Is the Fund paying for the cost of the proxy statement?

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

The Fund and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $167,500 for such services (including reimbursements of out-of-pocket expenses).

Whom do I call if I have questions?	If you need more information, or have any questions about voting, please call Georgeson, the Fund’s proxy solicitor, toll free at 1-866-300-8594.

MAKE YOUR VOICE HEARD — PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

To avoid the wasteful and unnecessary expense of further solicitation, and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” each of the Saba Hedge Fund Proposals. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

PRELIMINARY COPY SUBJECT TO COMPLETION

[●], 2023

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2023

To the Shareholders of BlackRock Municipal Income Fund, Inc. (“MUI” or the “Fund”):

An annual meeting of the shareholders of the Fund will be held at [●], on [●], [●], 2023, at [time] [a.m./p.m.] (Eastern time), to consider and vote on the proposals, as more fully discussed in the accompanying proxy statement:

PROPOSAL 1	To elect to the Board (defined below) four Class I Directors.
PROPOSAL 2 (Submitted by Saba’s Hedge Fund)

If properly presented at the meeting, to vote on the non-binding proposal submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”) requesting that the Board take all necessary steps to amend the Fund’s governing documents to provide shareholders with the power to adopt, amend and repeal the Fund’s by-laws by vote of a majority of the shares cast.

PROPOSAL 3 (Submitted by Saba’s Hedge Fund)	If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to declassify the Board.

PROPOSAL 4 (Submitted by Saba’s Hedge Fund)

If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to amend the Fund’s governing documents to provide that the affirmative vote of a plurality of the shares represented in person or by proxy at a meeting be the voting standard to elect directors in any contested election.

PROPOSAL 5 (Submitted by Saba’s Hedge Fund)

If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to opt-out of the Maryland Control Share Acquisition Act.

PROPOSAL 6 (Submitted by Saba’s Hedge Fund)

If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to merge the Fund with and into an existing open-end fund.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to (i) elect four Class I Directors to the Board of Directors of the Fund (the “Board,” the members of which are referred to as “Board Members”), and (ii) vote on each of the non-binding proposals put forth by Saba’s hedge fund (collectively, the “Saba Hedge Fund Proposals”), if properly presented at the meeting. This meeting is very important because Saba’s hedge fund has taken a position in the Fund and notified the Fund of its intention to nominate three individuals for election to the Board (the “Saba Hedge Fund Nominees”) and present the Saba Hedge Fund Proposals at the meeting. We strongly urge you to spend some time reviewing the proposals in the accompanying proxy statement and to vote as recommended by the Board.

The Board has unanimously approved the following nominees on behalf of the Fund (the “Board Nominees”):

•   Lorenzo A. Flores

•   R. Glenn Hubbard

•   W. Carl Kester

•   John M. Perlowski

The Board believes the Board Nominees have the skills, qualifications, and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders. In addition, as further discussed in the enclosed proxy statement, the Board believes that it is in the best interest of the Fund: (1) for the Board to maintain exclusive authority to adopt, amend and repeal the Fund’s by-laws; (2) to maintain the current classified board structure; (3) to continue to require members of the Board to be elected by a majority of outstanding shares of the Fund in a contested election; (4) to remain subject to the Maryland Control Share Acquisition Act; and (5) to remain as a closed-end fund, rather than merge with and into an existing open-end fund.

The Board, including the independent Board Members, unanimously recommends a vote “FOR” the Board Nominees and “AGAINST” each of the Saba Hedge Fund Proposals using the WHITE proxy card.

Shareholders of record of the Fund as of the close of business on [●], 2023 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you have any questions about the proposals to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-300-8594.

By Order of the Board, Janey Ahn Secretary of the Fund 50 Hudson Yards New York, NY 10001

Page
PROXY STATEMENT	1

PROPOSAL 1—ELECTION OF DIRECTOR NOMINEES	5

PROPOSAL 2—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO AMEND THE FUND’S GOVERNING DOCUMENTS TO PROVIDE SHAREHOLDERS WITH THE POWER TO ADOPT, AMEND AND REPEAL THE FUND’S BY-LAWS BY VOTE OF A MAJORITY OF THE SHARES CAST	19

PROPOSAL 3—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO DECLASSIFY THE BOARD	21

PROPOSAL 4—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO AMEND THE FUND’S GOVERNING DOCUMENTS TO PROVIDE THAT THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT A MEETING BE THE VOTING STANDARD TO ELECT DIRECTORS IN ANY CONTESTED ELECTION	24

PROPOSAL 5—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO OPT-OUT OF THE MARYLAND CONTROL SHARE ACQUISITION ACT	27

PROPOSAL 6—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO MERGE THE FUND WITH AND INTO AN EXISTING OPEN-END FUND	29

VOTE REQUIRED AND MANNER OF VOTING PROXIES	32

ADDITIONAL INFORMATION	34

Appendix A — Compensation of the Board Members	A-1

Appendix B — Equity Securities Owned by Board Members and Board Nominees	B-1

Appendix C — Committees of the Board	C-1

Appendix D — Information Pertaining to the Executive Officers of the Fund	D-1

Appendix E — Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees Paid to Independent Registered Public Accountants	E-1

Appendix F — 5% Beneficial Share Ownership	F-1

PRELIMINARY COPY SUBJECT TO COMPLETION

ANNUAL MEETING OF SHAREHOLDERS

[●], 2023

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Income Fund, Inc. (“MUI” or the “Fund”). The proxies will be voted at the annual meeting (the “meeting”) of shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The meeting will be held at [●], on [●], [●], 2023, at [●] [a.m./p.m.] (Eastern time).

As described in further detail below, the purpose of the meeting is to vote on the following proposals:

PROPOSAL 1	To elect to the Board (defined below) four Class I Directors.
PROPOSAL 2 (Submitted by Saba’s Hedge Fund):

If properly presented at the meeting, to vote on the non-binding Saba Hedge Fund Proposal requesting that the Board take all necessary steps to amend the Fund’s governing documents to provide shareholders with the power to adopt, amend and repeal the Fund’s by-laws by vote of a majority of the shares cast.

PROPOSAL 3 (Submitted by Saba’s Hedge Fund):	If properly presented at the meeting, to vote on the non-binding Saba Hedge Fund Proposal requesting that the Board take all necessary steps to declassify the Board.
PROPOSALS 4 (Submitted by Saba’s Hedge Fund):

If properly presented at the meeting, to vote on the non-binding Saba Hedge Fund Proposal requesting that the Board take all necessary steps to amend the Fund’s governing documents to provide that the affirmative vote of a plurality of the shares represented in person or by proxy at a meeting be the voting standard to elect directors in any contested election.

PROPOSAL 5 (Submitted by Saba’s Hedge Fund):	If properly presented at the meeting, to vote on the non-binding Saba Hedge Fund Proposal requesting that the Board take all necessary steps to opt-out of the Maryland Control Share Acquisition Act.
PROPOSAL 6 (Submitted by Saba’s Hedge Fund):	If properly presented at the meeting, to vote on the non-binding Saba Hedge Fund Proposal requesting that the Board take all necessary steps to merge the Fund with and into an existing open-end fund.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

This meeting is very important because a hedge fund managed by Saba Capital Management, L.P. (“Saba”) has taken a position in the Fund and notified the Fund of its intention to nominate three individuals for election to the Board (the “Saba Hedge Fund Nominees”) and present the above non-binding proposals (collectively, the “Saba Hedge Fund Proposals”) at the meeting, all of which are unanimously OPPOSED by the Board Members.

Distribution to shareholders of this Proxy Statement and the accompanying materials, or the WHITE voting instruction form for the Annual Meeting of Shareholders to be held on [●], 2023, will commence on or about [●], 2023.

The Fund is organized as a Maryland corporation and is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record of the Fund as of the close of business on [●], 2023 (the “Record Date”) are entitled to notice of and to vote at the Fund’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of shares of variable rate demand preferred stock of the Fund (the “Preferred Shares”) will have equal voting rights with the holders of shares of common stock of the Fund (the “Common Shares”).

Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members. The Board Members representing holders of Preferred Shares are Class I and Class II Board Members and only the Class I Board Member is standing for election this year. The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The Fund has elected to be subject to the Maryland Control Share Acquisition Act (the “Control Share Act”). Accordingly, under applicable law, any holder of “control shares” (as defined in the Control Share Act) as of the Record Date will not be entitled to vote those control shares at the meeting unless approved by shareholders in accordance with the Control Share Act.

The number of Common Shares outstanding as of the close of business on the Record Date, the number of Preferred Shares of the Fund outstanding as of the close of business on the Record Date, and the managed assets of the Fund on the Record Date are [●] Common Shares, [●] Preferred Shares and $[●], respectively. “Managed assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage). Except as set forth in Appendix F, to the knowledge of the Fund, as of [●], 2023, no person was the beneficial owner of more than five percent of a class of the Fund’s outstanding shares.

Even if you plan to attend the meeting, please sign, date and return the enclosed WHITE proxy card. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a WHITE proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” Proposal 1 and “AGAINST” Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposals at any time before a vote is taken on the proposals by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

PLEASE DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEES. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

If you are a record holder of the Fund’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of the Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares of the Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at

[●], or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the Delaware address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed WHITE proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the nominees named in this Proxy Statement and “AGAINST” each of the Saba Hedge Fund Proposals. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED WHITE PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2023.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

[https://www.proxy-direct.com/blk-33355]

PROPOSAL 1—ELECTION OF DIRECTOR NOMINEES

The purpose of Proposal 1 is to elect Board Members for the Fund.

The Board unanimously recommends a vote “FOR” the election of each of the Fund’s Class I nominees: Lorenzo A. Flores, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski, each of whom currently serves on the Board (collectively referred to as the “Board Nominees”).

Below are some of the many reasons why we believe a vote “FOR” the Board Nominees on the WHITE proxy card is in the best interest of the Fund’s shareholders.

After careful and thorough consideration, the Board, based on the recommendation of the Board’s Governance and Nominating Committee (the “Governance Committee”), unanimously concluded that the Board Nominees are the most qualified candidates, and therefore the Board recommends that shareholders vote “FOR” the election of each Board Nominee to the Board. The Board Members believe that all of the Fund’s Board Members, including the Board Nominees, are the most qualified and experienced stewards to continue overseeing the Fund in pursuing its investment objective for the benefit of all shareholders. The current Board Members have demonstrated their ability to consistently deliver value to shareholders. Under their leadership, the Fund has generally generated strong returns on a market price basis over time (relative to its peers) as set out below, all while implementing value-creating and shareholder-friendly initiatives.

Excess Total Returns (%) on Market Price Relative to Peer Group Average1

(Periods ended April 30, 2023)

1 The Fund’s peer group is the Morningstar US CEF Municipal (Leveraged) category.

Additionally, the Fund has generated attractive yields, as set out below, under the Board’s leadership.

Annual Tax-Exempt Income on $1,000 Investment Compared to Open-End Fund Peers1,2

1 Information for the Fund is calculated by multiplying the Fund’s annualized distribution rate on market price as of April 30, 2023 by $1,000.

2 Information for the Morningstar category for municipal open-end funds (the Morningstar OE Muni National Long category) is calculated by multiplying the average 12-month yield for the peer group as of April 30, 2023 by $1,000.

Tax-Exempt Distributions Paid Since Fund Inception Relative to Initial Public Offering Price

The current Board Members, 80% of whom are Independent Board Members (as defined below), seek to ensure that the Fund operates in a responsible manner that protects and advances the interests of all shareholders, and not just the interests of a select few that are adverse to the interests of the Fund’s shareholders and the Fund’s ability to pursue its investment objective.

In contrast, an activist and opportunistic hedge fund, through its investment adviser, Saba Capital Management, L.P. (together, “Saba”), has indicated its intent to nominate the Saba Hedge Fund Nominees for election to the Board at the meeting, despite only beginning to acquire Fund shares in March 2023 and making no efforts whatsoever to engage with the Board or BlackRock on Fund governance. The Governance Committee and the Board reviewed Saba’s notice of intent, including information provided by Saba regarding the qualifications of the Saba Hedge Fund Nominees, as compared with those of the Board Nominees. The Board considered that the Board Nominees have extensive experience with registered closed-end funds generally, with municipal funds, and specifically with the Fund, its investment objective and strategies and service providers. The Board further considered that the Saba Hedge Fund Nominees:

•	have no experience with the Fund, its investment objective and strategies, or service providers;
•	have little to no experience with closed-end funds in general, nor do they have the extensive experience with investment company governance possessed by the Board Nominees; and
•

have been handpicked and nominated by Saba, and, if elected, may seek to advance Saba’s short-term goals reflected in Proposals 2-6, which the Board believes are not in the best interests of all of the Fund’s shareholders, as more fully outlined herein.

The Board therefore recommends that you vote “FOR” the election of each Board Nominee using the WHITE proxy card. To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed WHITE proxy card and return it promptly in the enclosed postage-paid envelope.

PLEASE DISCARD AND DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEES.

Nominees for the Fund. The Board consists of ten Board Members, eight of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Board Members”). The Fund divides its Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.

The Class I Board Members are standing for election this year. Each Class I Board Member elected at the meeting will serve until the later of the date of the Fund’s 2026 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

The owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”). This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only W. Carl Kester is standing for election this year as a Preferred Shares Nominee. Frank J. Fabozzi’s term as a Class II Board Member is scheduled to expire in 2024; therefore, he is not standing for election this year as a Preferred Shares Nominee.

Board Members’/Nominees’ Biographical Information. Each of the Board Nominees, as listed below, is highly skilled and experienced.

Lorenzo A. Flores

R. Glenn Hubbard

W. Carl Kester

John M. Perlowski

Please refer to the below table which identifies the Board Nominees for election to the Board and sets forth certain biographical information about the Board Members, including the Board Nominees. Please note that only the Class I Board Members are standing for election this year. Each Board Nominee was recommended by the Governance Committee of the Board and nominated by the full Board for election by shareholders. R. Glenn Hubbard was selected to serve as the Chair of the Board, and W. Carl Kester was selected to serve as the Vice Chair of the Board. All of the closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Fund, are referred to collectively as the “BlackRock Closed-End Funds.” The BlackRock

Closed-End Funds, together with certain other registered investment companies advised by the Advisor or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees†

R. Glenn Hubbard(2) 1958	Chair of the Board and Director	2023; from 2007 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 100 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(2)(3)(4) 1951	Vice Chair of the Board and Director	2023; from 2007 to present	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School from 2008 to 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 102 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***

Cynthia L. Egan 1955	Director	2025; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 100 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(4) 1948	Director	2025; from 2007 to present	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University for the Fall 2020 semester.	72 RICs consisting of 102 Portfolios	None

Lorenzo A. Flores(2) 1964	Director	2023; from 2021 to present	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 100 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Stayce D. Harris 1959	Director	2025; from 2021 to present	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 100 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director	2024; from 2021 to present	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 100 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(4) 1961	Director	2024; from 2016 to present	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 102 Portfolios	PennyMac Mortgage Investment Trust

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Interested Board Members/Nominees††

Robert Fairbairn 1965	Director	2025; from 2018 to present	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(2)(4) 1964	Director, President and Chief Executive Officer	2023; Director from 2014 to present; President and Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

*

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Fund’s Board in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

**

For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of 72 RICs consisting of 102 Portfolios.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†

Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.

††

Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(2)	Class I Board Member and Board Nominee.

(3)	Preferred Shares Nominee. Frank J. Fabozzi’s term as a Class II Board Member is scheduled to expire in 2024; therefore, he is not standing for election this year as a Preferred Shares Nominee.

(4)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund’s by-laws (the “By-laws”). Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Board.

Board Members/Nominees	Experience, Qualifications and Skills

R. Glenn Hubbard*	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Hubbard’s independence from the Fund and the Advisor enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance Committee, the Compliance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
W. Carl Kester*	The Board benefits from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Dr. Kester’s independence from the Fund and the Advisor enhances his service as a Vice Chair of the Board, Chair of the Governance Committee and a member of the Executive Committee, the Compliance Committee and the Performance Oversight Committee.

Cynthia L. Egan	Cynthia L. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Fund and the Advisor enhances her service as Chair of the Compliance Committee, and a member of the Governance Committee and the Performance Oversight Committee.

Frank J. Fabozzi	Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Fund, its operations and the business and regulatory issues facing the Fund. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Fabozzi’s independence from the Fund and the Advisor enhances his service as Chair of the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Lorenzo A. Flores*	The Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer and Corporate Controller of Xilinx, Inc. and Vice Chairman of Kioxia, Inc. and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Fund and the Advisor enhances his service as a member of the Performance Oversight Committee.

Stayce D. Harris	The Board benefits from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Fund and the Advisor enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman	The Board benefits from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Fund and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Catherine A. Lynch	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Fund and the Advisor enhances her service as a member of the Governance Committee and the Performance Oversight Committee.

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

Board Members/Nominees	Experience, Qualifications and Skills
John M. Perlowski*	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Fund provides him with a strong understanding of the Fund, their operations, and the business and regulatory issues facing the Fund. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

*	Class I Board Member and Board Nominee.

Board Leadership Structure and Oversight

The Board consists of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Board has overall responsibility for the oversight of the Fund. The Chair of the Board and the Chief Executive Officer are different people. Not only is the Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Board has also established an ad hoc Discount Sub-Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Fund does not have a compensation committee because its executive officers, other than the Fund’s Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Fund and the CCO’s compensation is comprehensively reviewed by the Board. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Fund’s management, in executive sessions or with other service providers to the Fund. The Board has regular meetings five times a year, including a meeting to consider the approval of the Fund’s investment management agreement and, if necessary, may hold special meetings before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chief Executive Officer from the Chair because it believes that having an independent Chair:

•	increases the independent oversight of the Fund and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Fund’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides independent spokespersons for the Fund.

The Board has engaged the Advisor to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund’s charter, and the Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports regularly to the Board regarding compliance matters for the Fund and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for the Fund’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Fund as of [●] is set forth in Appendix B.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of the Fund to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members in office at the time attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2022, the Board met seven times. Additionally, during the fiscal year ended July 31, 2022, the Board met two times. The Fund changed its fiscal year end from April 30 to July 31 effective July 31, 2022. During the fiscal year ended April 30, 2022, the Board met eight times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Board Member served during the Fund’s most recently completed full fiscal year.

Committees of the Board. Information relating to the various standing Committees of the Board, as well as an ad hoc Sub-Committee, is set forth in Appendix C.

Delinquent Section 16(a) Reports. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder require the Fund’s Board Members, executive officers, persons who own, either directly or indirectly, more than ten percent of a registered class of the Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission

(the “SEC”). Based solely on a review of copies of such reports furnished to the Fund during the Fund’s most recent fiscal year and representations from these Section 16 insiders, or former Section 16 insiders, as applicable, with respect to the Fund’s most recent fiscal year, the Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements and certain inadvertent late filings. There was one inadvertent late Form 4 filed in February 2023 for Christian Romaglino, a portfolio manager for the Fund, relating to a purchase of shares of the Fund by Mr. Romaglino and one inadvertent late Form 4 filed in April 2023 for Peter Hayes, an officer of the Advisor, relating to an acquisition of shares of the Fund by Mr. Hayes.

Executive Officers of the Fund. Information about the executive officers of the Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

For the reasons discussed above, the Board recommends that you vote “FOR” the election of each Board Nominee to the Board using the WHITE proxy card.

PLEASE DISCARD AND DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE NOMINEES RECOMMENDED BY THE BOARD.

PROPOSAL 2—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO AMEND THE FUND’S GOVERNING DOCUMENTS TO PROVIDE SHAREHOLDERS WITH THE POWER TO ADOPT, AMEND AND REPEAL THE FUND’S BY-LAWS BY VOTE OF A MAJORITY OF THE SHARES CAST

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD AMEND THE FUND’S GOVERNING DOCUMENTS TO PROVIDE SHAREHOLDERS WITH THE POWER TO ADOPT, AMEND AND REPEAL THE FUND’S BY-LAWS BY VOTE OF A MAJORITY OF THE SHARES CAST.

A shareholder of the Fund, Saba Capital Master Fund, Ltd., through its investment adviser, Saba Capital Management, L.P. (together, “Saba”), has informed the Fund that it intends to present the below Proposal 2 at the meeting.

The text of Saba’s proposed resolution is reproduced below exactly as submitted by Saba. A brief explanation of the reasons the Board unanimously recommends “AGAINST” Proposal 2 follows immediately thereafter.

SABA HEDGE FUND PROPOSAL

“RESOLVED, that the shareholders of Blackrock Municipal Income Fund Inc. (the “Fund”) request that the Board of Directors of the Fund take all necessary steps in its power, subject to its fiduciary duties, to amend the appropriate governing documents of the Fund (including, as applicable, the Articles of Incorporation and Bylaws of Fund) to provide that shareholders of the Fund have the power to adopt, alter, and repeal the Bylaws by the affirmative vote of a majority of the Shares (as such term is defined in the Bylaws) cast.”

OPPOSITION STATEMENT BY THE BOARD OF DIRECTORS

The Board believes that preserving the Board’s exclusive power to adopt, amend and repeal the Fund’s By-laws provides the Fund and its shareholders with important benefits. After careful and thoughtful consideration, the Board, including the Independent Board Members, has therefore unanimously determined that Proposal 2 is NOT in the best interests of the Fund or its shareholders. Accordingly, the Board recommends that you vote “AGAINST” Proposal 2 using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 2.

The Board believes that preserving the Board’s exclusive power to adopt, amend and repeal the By-laws is important for the following reasons:

The Board is Best Positioned to Adopt, Amend and Repeal By-laws. By-laws are governed by applicable law and serve as a rulebook for how a closed-end fund operates, covering a range of matters including how shareholder meetings are conducted. The Fund’s experienced and knowledgeable Board Members, who regularly interact with BlackRock regarding the management of the Fund and have direct and ongoing involvement with the Fund, are better positioned than Fund shareholders to assess the purpose and function of By-law provisions, and if and how they should be changed.

The Board has had the exclusive power to adopt, amend and repeal the By-laws since the Fund’s initial public offering. Maintaining the Board’s exclusive ability to change the By-laws directly benefits Fund shareholders because the Board is legally required to consider and serve the interests of all shareholders and has an enforceable legal duty to act in the best interests of the Fund. In addition, Board Members are accountable to shareholders, as they are directly elected by shareholders. Further, 80% of the Board Members are Independent Board Members. By contrast, shareholders have no legal duties, are not accountable to the Fund or to other shareholders, are not subject to any independence requirements, and may (and some often do) act only in their own limited self-interests, even if their actions result in harm to other shareholders. The Board, rather than shareholders, is therefore best positioned to ensure that any changes to the By-laws are made for the benefit of all shareholders and not just a select few.

Vesting the Exclusive Power to Change the By-laws with the Board Protects Fund Shareholders. Currently, the By-laws require the Board to review and approve any potential change to the By-laws, consistent with their duty to act in the best interests of the Fund, which is particularly important in that it helps to prevent a self-interested shareholder, like Saba, who only began acquiring Fund shares in March 2023 and has made no efforts whatsoever to engage with the Board or BlackRock regarding fund governance, from forcing through self-serving By-law changes that could fundamentally alter the way in which the Fund is governed. The Board’s exclusive power to adopt, amend and repeal By-laws is critical in protecting the Fund’s broader shareholder base, particularly in instances where a significant number of shareholders other than the activist (or other self-interest shareholders) do not vote to express their views on a proposed By-law amendment. If Proposal 2 is implemented, the shareholder-elected Board Members would likely not have the power to protect shareholders by preventing such proposed By-law changes.

The Board’s Exclusive Power to Adopt, Amend and Repeal By-laws Results in Efficiency and Consistency. The Board’s exclusive power to make By-law changes allows it to be nimble and responsive to changing circumstances, and allows the Fund to avoid bearing unnecessary expenses associated with seeking shareholder approval of frequent or unwarranted changes to the By-laws. If the Board’s exclusive power to adopt, amend and repeal By-laws is removed, it could result in numerous proposals to change the By-laws at great expense to Fund shareholders, as a typical proxy solicitation is expensive and time-consuming. Further, granting shareholders the power to adopt, amend and repeal By-laws raises the prospect of changes being made in an inconsistent and even contradictory manner, which could result in conflicts and confusion, leading to further expense and disruption in the operations of the Fund. In this regard, the Board is best positioned to ensure that new By-law provisions are drafted so as not to conflict with the Fund’s existing governing documents, contractual obligations, regulatory requirements and business practices.

Closed-End Funds are Fundamentally Different from Operating Companies. While certain operating companies may provide shareholders with the power to change by-laws, closed-end funds, such as the Fund, are different from operating companies in important ways. For example, unlike operating companies, closed-end funds are not run by their own internal management and other employees and are subject to extensive regulation with respect to governance, operations and board independence.

Further, closed-end funds are inherently more vulnerable than operating companies to opportunistic shareholders that identify arbitrage opportunities for short-term profits based on lower market capitalizations and the daily availability of net asset values. Thus, it is no surprise that all of the top ten closed-end fund families (by number of funds) have closed-end funds that provide their boards with the exclusive power to adopt, amend and repeal by-laws. Saba, who only began acquiring Fund shares in March 2023, seems to agree with the Board’s position and common industry practice. Specifically, while Saba is purporting to champion the power of shareholders to adopt, amend and repeal your Fund’s By-laws, it has not taken steps to adopt similar provisions since taking over the board of Saba Capital Income & Opportunities Fund, the closed-end fund that it now manages.

The Board believes that changes to the By-laws should be made for the benefit of all shareholders and not just a select few. For these reasons, the same by-law voting arrangements that may be in the best interests of operating company shareholders are not in the best interests of closed-end fund shareholders.

For the reasons stated above, the Board believes that it is in the best interests of the Fund and its shareholders to maintain the Board’s exclusive power to adopt, amend and repeal the Fund’s By-laws.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the reasons for the Board’s opposition to Proposal 2, as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing Proposal 2 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 2.

PROPOSAL 3—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO DECLASSIFY THE BOARD

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD DECLASSIFY.

A shareholder of the Fund, Saba Capital Master Fund, Ltd., through its investment adviser, Saba Capital Management, L.P. (together, “Saba”), has informed the Fund that it intends to present the below Proposal 3 at the meeting.

The text of Saba’s proposed resolution is reproduced below exactly as submitted by Saba. A brief explanation of the reasons the Board unanimously recommends “AGAINST” Proposal 3 follows immediately thereafter.

SABA HEDGE FUND PROPOSAL

“RESOLVED, that the shareholders of Blackrock Municipal Income Fund Inc. (the “Fund”) request that the Board of Directors of the Fund take all necessary steps in its power, subject to its fiduciary duties, to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.”

OPPOSITION STATEMENT BY THE BOARD OF DIRECTORS

The Board believes that the classified board structure, consisting of three classes of Board Members with each class being elected for a three-year term, provides the Fund and its shareholders with important benefits. After careful and thoughtful consideration, the Board, including the Independent Board Members, has therefore unanimously determined that Proposal 3 is NOT in the best interests of the Fund or its shareholders. Accordingly, the Board recommends that you vote “AGAINST” Proposal 3 using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 3.

The Board strongly supports maintaining the current classified Board structure for the following reasons:

The Classified Board Structure Promotes Continuity of Experience and Stability. The Fund’s classified board structure promotes continuity of experience and stability by ensuring that there are experienced Board Members serving on the Board who are familiar with the Fund and its operations and history at all times. The Fund’s Board is comprised of a diverse group of ten highly qualified individuals, with balanced and varied experiences, qualifications, skills and other attributes, who have developed a deep understanding of the complex investment and regulatory operations of the Fund. Declassifying the Board as Saba proposes could result in the entire Board being replaced at one annual meeting. This would eliminate the collective knowledge and balanced skill set possessed by the existing Board, which allows it to operate effectively in governing the Fund and protecting the interests of all shareholders. The continuity of knowledge that results from the classified structure is best suited to identify and deliver on the long-term goals of the Fund.

The Governance Committee advises the Board on its membership, promoting steady changes in Board composition. The Governance Committee’s diligent oversight, coupled with natural attrition, has resulted in orderly changes to Board membership over time, with a focus on ensuring that the Board Members, both individually and as a whole, have the requisite skills and experience to oversee the Fund. As evidence of the deliberate, balanced and thoughtful evolution of the Board’s composition, more than half of the Independent Board Members have been on the Board for at least five years and the remaining Independent Board Members have been integrated into the Board more recently. The Board’s classified structure strengthens the Fund’s ability to attract and retain qualified, diverse individuals who are willing to commit the time and resources necessary to understand the Fund, its operations and its competitive environment.

A classified board structure provides an opportunity for shareholders to participate in setting the direction of their fund and its leadership through a methodical and coordinated approach that does not unnecessarily disrupt the fund’s day-to-day operations. A classified board structure requires multiple elections for a shareholder to take control of a board through its nominees. This in turn increases the likelihood that any shareholder proponents of change have a long-term commitment to promoting and protecting the interests of the fund and its shareholders, rather than pursuing radical changes in the direction of the fund in the short term, including with respect to its structure, strategy, objective or leverage. This is especially relevant for the Fund in light of the aggressive actions that Saba has taken with regard to the Fund. Based on the information provided to the Board, Saba only began acquiring shares of the Fund in March 2023 and has decided to use its recently acquired position in the Fund to nominate its own slate of Board Members in Proposal 1, submit four different non-binding proposals that, if implemented, would fundamentally change how the Fund is governed and submit one non-binding proposal that, if implemented, would eliminate the Fund altogether. In addition, notwithstanding that Saba touts the benefits of a declassified board, since taking over the board of the Templeton Global Income Fund in February 2023, Saba has made no apparent effort to declassify the board. Saba appears to have made an opportunistic investment in the Fund for purposes of reshaping the Board to suit its own agenda. A classified Board is intended to protect against precisely this scenario.

The Board is Accountable to Shareholders Irrespective of Classification Structure. The Board as it is currently structured is accountable to all shareholders. In fact, each Board Member has an enforceable legal duty to act in the best interests of the Fund. Shareholders have the right to vote on a subset of the Board Members annually, as well as the power to remove Board Members under certain circumstances. In addition, the Board, 80% of whom are Independent Board Members, has implemented measures to ensure accountability of the Board Members by providing for annual evaluations of Board Members’ independence and an annual self-assessment of the Board’s performance that all factor into whether Board Members should be considered for renomination. The Board reviews matters relating to the Fund, including fees, performance, yield and trading discounts, on an ongoing basis and seeks to balance the interests of all shareholders of the Fund. With its current structure of three classes, the Board has been successful in actively overseeing the management of the Fund and monitoring the Fund’s generally strong performance relative to its peers, as described above in Proposal 1.

Closed-End Funds are Fundamentally Different Than Operating Companies and Benefit from a Classified Board Structure. Although many operating companies have non-classified boards, the boards of U.S. closed-end funds, such as the Fund, are typically classified because closed-end funds are distinguishable from operating companies in important ways. For example, unlike operating companies, closed-end funds are not run by their own internal executives and other employees, but rather are externally managed pursuant to contracts with third parties. A closed-end fund’s board has the primary responsibility for oversight of the fund’s service providers and management of conflicts of interest involving the fund, including oversight of the fund’s investment advisory arrangements. A traditional operating company does not have an outsourced investment adviser and is not subject to the same types of potential conflicts of interests. Additionally, unlike an operating company, a closed-end fund is subject to extensive regulation with respect to governance, operations and board independence. Further, closed-end funds are inherently more vulnerable than operating companies to the predatory tactics of short-term, self-interested investors, such as Saba, due to the fact that closed-end funds often trade at a discount to their net asset values (short-term investors often try to pocket this difference) and have smaller market capitalizations than operating companies (making it easier for short-term investors to acquire a meaningful stake). This inherent vulnerability to activists makes a classified board structure even more important in protecting the interests of all shareholders of the Fund.

The 1940 Act, the principal regulatory regime governing the Fund and its operations, seeks to ensure that investment companies such as the Fund are managed so that all shareholder interests are protected, rather than ensuring a short-term outcome only for short-term traders. With this in mind, the 1940 Act, as well as rules of the Fund’s listing exchange (the New York Stock Exchange), explicitly permit classified board structures.

All of the top ten closed-end fund families (by number of funds) have closed-end funds that utilize the same classified board structure that Saba is trying to eliminate. Put simply, the board structure of a closed-end fund is and should be different from the board structure of an operating company because of the inherent differences in the oversight roles played by the two types of boards.

For the reasons stated above, the Board believes that a classified board structure is wholly consistent with the best practices of corporate governance, which depends principally on active and Independent Board Members who have experience and are knowledgeable about critical aspects of the Fund.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the reasons for the Board’s opposition to Proposal 3, as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing Proposal 3 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 3 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 3.

PROPOSAL 4—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO AMEND THE FUND’S GOVERNING DOCUMENTS TO PROVIDE THAT THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT A MEETING BE THE VOTING STANDARD TO ELECT DIRECTORS IN ANY CONTESTED ELECTION

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD AMEND THE FUND’S GOVERNING DOCUMENTS TO REQUIRE THAT BOARD MEMBERS BE ELECTED BY A PLURALITY OF SHARES IN A CONTESTED ELECTION.

A shareholder of the Fund, Saba Capital Master Fund, Ltd., through its investment adviser, Saba Capital Management, L.P. (together, “Saba”), has informed the Fund that it intends to present the below Proposal 4 at the meeting.

The text of Saba’s proposed resolution is reproduced below exactly as submitted by Saba. A brief explanation of the reasons the Board unanimously recommends “AGAINST” Proposal 4 follows immediately thereafter.

SABA HEDGE FUND PROPOSAL

“RESOLVED, that the shareholders of Blackrock Municipal Income Fund Inc. (the “Fund”) request that the Board of Directors of the Fund take all necessary steps in its power, subject to its fiduciary duties, to amend the appropriate governing documents of the Fund (including, as applicable, the Fund’s Articles of Incorporation and its Bylaws) to provide that the affirmative vote of a plurality of the shares, represented in person or by proxy at any meeting at which a quorum is present, be the voting standard to elect directors in any contested election.”

OPPOSITION STATEMENT BY THE BOARD OF DIRECTORS

The Board believes that the current voting thresholds provide the Fund and its shareholders with important benefits. After careful and thoughtful consideration, the Board, including the Independent Board Members, has therefore unanimously determined that Proposal 4 is NOT in the best interests of the Fund or its shareholders. Accordingly, the Board recommends that you vote “AGAINST” Proposal 4 using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 4.

The Fund’s By-laws provide that in any election of Board Members, other than a “contested election” (as defined below), the affirmative vote of a plurality of the votes cast at a meeting at which a quorum is present shall be required for the election of a Board Member (the “plurality vote standard”), and in any election of Board Members in which the number of persons nominated for election as Board Members exceeds the number of Board Members to be elected (a “contested election”), the affirmative vote of a majority of the shares outstanding and entitled to vote (the “majority vote standard”) shall be required for the election of a Board Member. The Board believes that retaining the majority vote standard for the election of Board Members in a contested election is appropriate for, and in the best interests of, the Fund for the reasons discussed below.

The Board has an enforceable legal duty to act in the best interests of the Fund and is generally responsible for the oversight of, and decision-making for, the Fund. The election of highly qualified and experienced Board Members is therefore of vital importance to the Fund and its shareholders. The Board believes that the existing dual voting thresholds for Board Member elections benefit shareholders. In an uncontested election, the plurality vote standard protects shareholders by allowing for Board elections to be conducted in a relatively cost-effective manner. In contrast, the majority vote standard in a contested election is a recognition of the gravity of a contested election and the importance of making sure that the Board Members elected have the broad support of a majority of Fund shareholders. The majority vote standard ensures that only a clear majority of all Fund shareholders having a direct interest in the election of Board Members will be able to determine the outcome. This standard is consistent with higher vote standards often required under state law to approve significant actions such as mergers, and it is also aligned with applicable law governing the Fund and its operations, which requires more than a plurality shareholder vote to approve important matters, such as investment advisory contracts and changes to fundamental investment policies, which are critical to a fund’s operations.

Ensuring that Board Members can only be elected in a contested election by a majority of the Fund’s shareholders protects shareholder interests when considering competing candidates for election to the Board. Without the Fund’s majority vote standard in contested elections, a shareholder activist could replace the Fund’s independent, qualified and experienced Board Members with individuals who, like the Saba Hedge Fund Nominees, have little to no experience overseeing closed-end funds in a short period of time and with only a limited investment. This could, in turn, result in radical changes being made to the way the Fund is operated, including with respect to its investment adviser, investment strategy, corporate governance, closed-end structure, or other characteristics that attracted shareholders to invest in the Fund in the first place. Saba, which only began acquiring shares of the Fund in March 2023 and held [less than 5%] of the Fund’s shares (as of the Record Date) made no effort to engage with the Board or BlackRock, and yet is attempting to replace three of the Fund’s Board Members, as discussed in Proposal 1, has submitted four different non-binding proposals that, if implemented, would fundamentally change how the Fund is governed and has submitted one non-binding proposal that, if implemented, would eliminate the Fund altogether. The majority vote standard is intended to protect shareholder interests against short-term activist investors like Saba attempting to force dramatic and unwarranted changes on the Fund for their own benefit.

The Fund’s majority voting standard is especially appropriate for contested elections, particularly because it is common for only a subset of shareholders other than activists to vote to express their views. Retail shareholders, who often purchase closed-end funds as part of a long-term investment strategy, such as to save for retirement or supplement their income, hold the majority of outstanding shares of the Fund, yet may not submit proxies with the same consistency as institutional investors and activist shareholders, like Saba. Low voting turnout is especially acute in contested elections. Generally, based on industry experience, non-institutional shareholders of registered funds, including closed-end funds, vote less than 50% of the time, while institutional investors often vote 80% or more of the time. Therefore, in a contested election with a plurality vote standard, Board Members could be elected with the affirmative votes of a relatively small percentage of the total shares outstanding—a vote that is often dominated by institutional investors and activist shareholders, like Saba—potentially leaving the fate of the Fund in the hands of a Board that is beholden to the interests of a relatively small, activist shareholder.

A closed-end fund, such as the Fund, is fundamentally different from an operating company. Closed-end funds are inherently more vulnerable than operating companies to the predatory tactics of short-term, self-interested shareholders. The ability for shareholders to elect directors by a plurality vote in a contested election exposes closed-end funds to an opportunistic shareholder who, with a modest investment, can nominate and elect its own slate of directors who may pursue that shareholder’s own goals that could be directly adverse to those of the fund’s other shareholders. As a result, the voting arrangements that may be in the best interests of operating company shareholders in a contested election are not necessarily in the best interests of closed-end fund shareholders.

The Board is committed to ensuring that all shareholders of the Fund are fairly and fully represented in important matters such as the election of Board Members. The primary purpose of a majority vote standard in contested elections is to protect the expectations of long-term shareholders that the investment product they purchased will continue to be overseen by independent and experienced Board Members, and will not be changed out from under them as the result of the short-term profit-seeking motives of an activist shareholder. Accordingly, the Board believes that it is in the best interests of the Fund and its shareholders to continue to require Board Members to be elected by a majority of outstanding shares of the Fund in a contested election.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the Board’s governance structure and the extensive experience of the Fund’s current Board Members, as well as the reasons for the Board’s opposition to Proposal 4, all as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing Proposal 4 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 4 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 4.

PROPOSAL 5—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO OPT-OUT OF THE MARYLAND CONTROL SHARE ACQUISITION ACT

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD OPT-OUT OF THE MARYLAND CONTROL SHARE ACQUISITION ACT.

A shareholder of the Fund, Saba Capital Master Fund, Ltd., through its investment adviser, Saba Capital Management, L.P. (together, “Saba”), has informed the Fund that it intends to present the below Proposal 5 at the meeting.

The text of Saba’s proposed resolution is reproduced below exactly as submitted by Saba. A brief explanation of the reasons the Board unanimously recommends “AGAINST” Proposal 5 follows immediately thereafter.

SABA HEDGE FUND PROPOSAL

“RESOLVED, that the shareholders of Blackrock Municipal Income Fund Inc. (the “Fund”) request that the Board of Directors of the Fund take all necessary steps in its power (including by way of amending the appropriate governing documents of the Fund), subject to its fiduciary duties, to opt-out of the Maryland Control Share Acquisition Act, which, if opted into, strips voting rights from certain shareholders.”

OPPOSITION STATEMENT BY THE BOARD OF DIRECTORS

The Board believes that the Maryland Control Share Acquisition Act (the “Control Share Act”) provides the Fund and its shareholders with important benefits. After careful and thoughtful consideration, the Board, including the Independent Board Members, has therefore unanimously determined that Proposal 5 is NOT in the best interests of the Fund or its shareholders. Accordingly, the Board recommends that you vote “AGAINST” Proposal 5 using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 5.

Maryland lawmakers adopted the Control Share Act in an effort to protect the interests of Maryland corporations, like the Fund, and their shareholders. The Control Share Act was designed to limit the ability of any single shareholder from exerting undue influence and to prevent it from pursuing its own interests at the expense of long-term value for all shareholders. In general, the Control Share Act limits the ability of shareholders to vote “control shares” unless the other shareholders of the corporation vote to reinstate those voting rights. Generally, “control shares” are shares of stock that would equal or exceed various threshold levels that start at 10% of the corporation’s total voting power if aggregated with all other shares of stock of the corporation owned by a person or by which such person has voting power.

The Board carefully considered and evaluated the merits of the Control Share Act and determined that it was advisable and in the best interests of the Fund and its shareholders to be subject to the Control Share Act. The Board believes that the Control Share Act helps to protect the Fund and its shareholders against shareholder activists, like Saba, that pursue self-serving agendas that are adverse to the Fund’s investment strategies and other Fund shareholders. The Control Share Act serves to prevent Saba and other activists from aggressively acquiring a significant voting interest in the Fund and pursuing damaging agendas, and instead encourages them to engage in discussions with BlackRock and the Board, or seek informed approval from other shareholders to reinstate voting rights with respect to the control shares.

The Board firmly believes that it is better positioned than Saba, who only began acquiring shares of the Fund in March 2023, to evaluate the merits of protective measures like opting into the Control Share Act, as the Fund’s Board is comprised of highly qualified individuals, 80% of whom are Independent Board Members, who have an enforceable legal duty to act in the best interests of the Fund. Shareholder activists like Saba, in contrast, have no legal duties, are not accountable to the Fund or to other shareholders, are not subject to any independence requirements, and may (and some often do) act only in their own limited self-interests, even if their actions result in harm to other shareholders.

Saba has a history of disrupting closed-end funds in pursuit of its own short-term goals. In past proxy fights with other closed-end funds, Saba has sought to make a quick profit to the detriment of long-term shareholders by amassing a substantial percentage of a target fund’s shares, and attempting to use its voting power to force one or more actions, such as a tender offer, liquidation or conversion to an open-end fund, in order to quickly liquidate its shares for a profit at the expense of the fund’s long-term shareholders. In fact, Saba, who made no effort whatsoever to engage with the Board or BlackRock before submitting the Saba Hedge Fund Proposals, has notified the Fund of its intent to present Proposal 6 at the meeting requesting that the Board merge the Fund into an unidentified open-end fund. Saba’s proposal disregards that the Fund has generally generated strong performance on a market price basis over time (relative to its peers) as described in Proposal 1, and that such a merger would likely result in the surviving fund having a lower yield than the Fund, among other things, as described in detail below in the Opposition Statement of the Board of Directors to Proposal 6. Recently, Saba also aggressively purchased shares of another closed-end fund in an effort to take over the management of the fund. After doing so, Saba fundamentally changed the way the fund is operated, including with respect to a long-standing investment strategy that attracted shareholders to invest in the fund in the first place. The Control Share Act works to prevent Saba and other similar activists from forcing their self-serving agendas on other shareholders.

The Control Share Act already allows for a shareholder to seek to have their control share voting rights reinstated via a vote by unaffiliated shareholders. The Board believes that this process, permitted by Maryland law, is an appropriate and thoughtful way of balancing the rights of large shareholders while at the same time protecting the interests of both long-term and minority shareholders, as well as the Fund as a whole.

For the reasons stated above, the Board unanimously opposes Proposal 5. The Board believes that opting-out of the Control Share Act would deprive the Fund and its shareholders of vital protections and expose the Fund to the risk of being pressured by a large shareholder pursuing short-term goals or a specific agenda that may be adverse to the best interests of the Fund and its other shareholders.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the reasons for the Board’s opposition to Proposal 5, as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing Proposal 5 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 5 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 5.

PROPOSAL 6—NON-BINDING SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO MERGE THE FUND WITH AND INTO AN EXISTING OPEN-END FUND

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE SABA HEDGE FUND PROPOSAL REQUESTING THAT THE BOARD TAKE ALL NECESSARY STEPS TO MERGE THE FUND WITH AND INTO AN EXISTING OPEN-END FUND.

A shareholder of the Fund, Saba Capital Master Fund, Ltd., through its investment adviser, Saba Capital Management, L.P. (together, “Saba”), has informed the Fund that it intends to present the below Proposal 6 at the meeting.

The text of Saba’s proposed resolution is reproduced below exactly as submitted by Saba. A brief explanation of the reasons the Board unanimously recommends “AGAINST” Proposal 6 follows immediately thereafter.

SABA HEDGE FUND PROPOSAL

“RESOLVED, that the shareholders of Blackrock Municipal Income Fund Inc. (the “Fund”) request that the Board of Directors of the Fund, take all necessary steps to merge the Fund with and into an existing open-end fund.”

OPPOSITION STATEMENT BY THE BOARD OF DIRECTORS

BlackRock and the Board continue to believe that the Fund’s exchange-listed, closed-end fund structure is the most appropriate vehicle for the Fund’s investment strategies. After careful and thoughtful consideration, the Board, including the Independent Board Members, has therefore unanimously determined that Proposal 6 is NOT in the best interests of the Fund or its shareholders. Accordingly, the Board recommends that you vote “AGAINST” Proposal 6 using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 6.

The Board opposes Proposal 6 for the following reasons:

The Fund Has Produced Strong Relative Performance and an Attractive Yield as a Closed-End Fund. The Board believes that the Fund is performing as intended in its current closed-end fund structure, and that a merger into an open-end fund is completely unwarranted. Further, shareholders presumably invested in the Fund because of certain unique features and benefits that are typically not available to an open-end fund. As described in Proposal 1, the Fund has generally generated strong performance on a market price basis over time (relative to its peers). The Fund also provides shareholders with an attractive yield that is higher than each open-end fund in the Morningstar OE Muni National Long category.

The Board Members, each of which has an enforceable legal duty to act in the best interests of the Fund, regularly evaluate the Fund’s performance. Shareholder activists like Saba, in contrast, have no legal duties, are not accountable to the Fund or to other shareholders, are not subject to any independence requirements, and may (and some often do) act only in their own limited self-interests, even if their actions result in harm to other shareholders. In fact, Saba only began acquiring shares of the Fund in March 2023 and has decided to use its recently acquired position in the Fund to propose that the Fund be merged out of existence, despite its generally strong relative performance as a closed-end fund, thereby extinguishing permanently the Fund’s ability to execute its investment strategy and potentially earn superior return in the future as market conditions change. Saba appears to have made an opportunistic investment in the Fund for the purpose of seeking a short-term profit for itself at the expense of the Fund’s long-term shareholders. It is the Board’s job to oversee the operations of the Fund on behalf of all shareholders. The Board believes that the Fund’s generally strong relative performance does not justify drastically changing its operations via a merger into an open-end fund, particularly in light of the costs and other risks inherent in such a transaction, just so that Saba can pocket a short-term profit on an investment that it only made a few short months ago.

The Fund Would Lose Certain Important Characteristics as an Open-End Fund. The Board believes that merging the Fund into an open-end fund would deprive the Fund’s shareholders of the very characteristics that they were seeking when they chose to invest in the Fund. Closed-end funds differ from open-end funds in meaningful ways, as our knowledgeable shareholders are keenly aware. The federal securities laws permit closed-end funds to use leverage to a greater extent than open-end funds, and the Fund uses leverage to pursue its investment objective, potentially improve performance and potentially enhance monthly distributions to shareholders. The Fund’s ability to use leverage strategically to enhance value for shareholders would be diminished if the Fund merged into an open-end fund. Similarly, the Fund’s shareholders would likely experience a reduced yield on their investment following a merger into an open-end fund, as closed-end funds typically have higher and more consistent distribution rates than open-end funds due, in part, to closed-end funds’ greater flexibility to borrow for investment purposes.

In contrast to closed-end funds like the Fund, open-end funds must maintain liquidity reserves to satisfy daily redemptions in amounts that cannot always be anticipated and may occur at inopportune times, such as in down markets. If the Fund were to merge into an open-end fund, liquidity management and regulatory requirements would result in the Fund holding a greater portion of its assets in cash or cash-equivalents and limit the portion of assets that the Fund could otherwise invest in attractive illiquid investments. Following a merger, shareholders would find that they hold shares in a fund with certain characteristics that are fundamentally different from—and possibly less attractive to them than—the Fund, in which they originally chose to invest.

Saba’s Proposal Favors Saba and Other Short-Term Arbitrageurs at the Cost of Long-Term Shareholders. Merging the Fund into an open-end fund would deprive shareholders of the long-term benefits of the investment vehicle that they intentionally chose, in order to produce a short-term gain for Saba and other shorter-term opportunists. Immediately after a merger into an open-end fund, activists have been known to redeem their shares and disappear, leaving the long-term shareholders owning a different fund with a less attractive investment profile. Merging the Fund into an existing open-end fund would likely result in the Fund having to sell a large portion of its portfolio holdings, potentially at inopportune times and disadvantageous prices, solely to align the Fund’s portfolio with that of the acquiring fund. These portfolio sales would likely cause the Fund, and ultimately its shareholders, to bear potentially significant transaction costs in connection with the realignment. The Fund and its shareholders would also bear significant transaction costs in a forced liquidation of portfolio holdings in connection with the redemption of the Fund’s Preferred Shares and unwinding of the tender option bonds that the Fund uses for leverage. As a result of this portfolio realignment, shareholders of the Fund could potentially receive a taxable distribution in connection with the realization of capital gains prior to the merger (further reducing Fund assets). Furthermore, a significant decrease in assets due to redemptions after any merger could lead to an increase in the acquiring fund’s expense ratio, which would reduce returns for remaining shareholders and could lead to further shareholder redemptions. Ultimately, a shrinking fund operating in these circumstances may be unable to successfully pursue its stated investment objective.

Merging the Fund into an existing open-end fund cannot be accomplished solely by shareholders voting to approve Proposal 6. An open-end fund merger would also require the approval of the holders of the Fund’s Common Shares and Preferred Shares voting together and a separate vote of the holders of the Fund’s Preferred Shares to approve the transaction. Implementing Proposal 6 would thus involve a time-consuming and expensive proxy solicitation process for the Fund with no guarantee of approval, the costs of which would be borne by the holders of the Fund’s Common Shares.

The Merger Proposal Is Vague and Fails to Identify a Merger Candidate. Saba’s description of Proposal 6 fails to provide any compelling justification as to why a generic, unnamed “existing open-end fund,” which: (i) may have a different investment objective and/or different investment strategies than the Fund, (ii) would have limited ability to use leverage, and (iii) may have different duration management and distribution policies than the Fund, would be a more appropriate investment for shareholders who have purposely selected the Fund to pursue their investment objectives. Saba’s failure to identify a potential fund merger candidate reveals Saba’s lack of engagement in how shareholders of the Fund ultimately fare. Indeed, it appears to be completely irrelevant to Saba which open-end fund shareholders of the Fund end up holding, suggesting that Saba is acting for its own short-term, individualized objectives and not on behalf of all shareholders. Saba’s focus on a potential one-time benefit—the ability to gain liquidity for common shares at the Fund’s net asset value upon the merger’s close—ignores the many potentially negative consequences of such a merger. The Board and BlackRock are best positioned to evaluate the positive and negative consequences of a merger and, in fact, have done so many times, including approving a merger of a closed-end fund into the Fund that was effective in April 2022. In short, the Board does believe that fund mergers can be beneficial in select circumstances and when they would reasonably be expected to benefit all shareholders. Proposal

6 submitted by Saba, however, amounts to a thinly-veiled maneuver to open-end the Fund and fails to offer a coherent rationale for such a radical action.

For the reasons stated above, the Board unanimously opposes Proposal 6 requesting that the Board take all necessary steps to merge the Fund with and into an existing open-end fund. The Board believes that such proposal is not in the best interests of the Fund’s long-term shareholders and would primarily benefit self-serving activist shareholders seeking to quickly liquidate their newly redeemable open-end fund shares at the expense of longer-term shareholders.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the reasons for the Board’s opposition to Proposal 6, as described above. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing Proposal 6 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 6 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 6.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. The holders of one-third of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the election of Directors or the Saba Hedge Fund Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Fund does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares for the WHITE proxy card so that your votes may be counted.

The affirmative vote of a majority of the shares outstanding and entitled to vote is necessary to elect each of the respective Board Nominees under Proposal 1. Because the Fund requires the affirmative vote of a majority of the shares outstanding and entitled to vote to elect a nominee, abstentions and broker non-votes, if any, will have the effect of a vote against Proposal 1. The affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present is necessary to approve each of Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. Abstentions, if any, will be counted as represented at the meeting and will have the same effect as a vote against each of Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6.

Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and broker non-votes, if any, as present for purposes of determining a quorum. Preferred Shares of the Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders if no instructions are received one business day before the meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated WHITE proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1 and “AGAINST” each of Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6.

If you hold shares of the Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of Proposal 1 and against each of Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Fund.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

The Fund’s Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

The Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s annual report to shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Fund during its most recently completed fiscal year. Following the Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by the Board, the Audit Committee approved the Fund’s audited financial statements for the Fund’s fiscal year ended July 31, 2022 for inclusion in the Fund’s annual report to shareholders.

Appendix E sets forth the fees billed by the Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e)    Aggregate Non-Audit Fees for Services Provided to the Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” and fees paid by the Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Fund, the Advisor, and Affiliated Service Providers to the Fund’s independent registered public accounting firm.

The Audit Committee complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. The Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to the Fund’s Audit Committee for ratification at the next regularly scheduled Board meeting.

For the Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Fund for which the general pre-approval requirement was waived.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Fund’s Audit Committee was required for the calendar years ended December 31, 2022 and December 31, 2021 were $2,098,000 and $2,032,000, respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of the Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool.

The Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to the Fund and the Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of the Fund consists of the following Board Members:

Catherine A. Lynch (Chair);

Frank J. Fabozzi;

Lorenzo A. Flores; and

J. Phillip Holloman.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

[As of [●], to the best of the Fund’s knowledge, the persons listed in Appendix F beneficially owned more than 5% of the outstanding shares of the class of the Fund.]

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Fund. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2024 annual meeting of the Fund’s shareholders and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by [●], [●], 2024. In the event the Fund moves the date of its 2024 annual shareholder meeting by more than 30 days from the anniversary of its 2023 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2024 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2024 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2024 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2024 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for the Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2024 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2024 annual shareholder meeting is held within 25 days of [●], 2024, must be received by the Fund between [●], [●], 2024 and [●], [●], 2024.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by [●], [●], 2024. In the event the Fund moves the date of its 2024 annual shareholder meeting by more than 25 days from the anniversary of its 2023 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2024 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2024 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Fund at [●], or by calling toll free at 1-800-882-0052. For further information, please see Appendix C—Committees of the Board—Governance Committee.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund. Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees) will be between $[●] and $[●]. To date, approximately $[●] has been spent on the solicitation. These estimates include fees for attorneys, accountants, public relations or financial advisers, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Board Members in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or regular employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $167,500 for such services (including reimbursements of out-of-pocket expenses), which is included in the estimate above. Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Georgeson anticipates that approximately [●] of its employees will be involved in soliciting shareholders of the Trust.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to the Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in the Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) information the Fund receives from visits to the Fund’s or its affiliates’ websites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2023 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating the enclosed WHITE proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Board, Janey Ahn Secretary of the Fund [●], 2023

Appendix A — Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Fund, and each Independent Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Board and the Vice Chair of the Board are each paid an additional annual retainer of $100,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively. Each of the members of the Audit Committee, Compliance Committee and Governance Committee is paid an additional annual retainer of $30,000, $25,000 and $25,000, respectively, for his or her service on such committee. The Fund will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by the Fund during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. For the number of BlackRock-advised funds from which each Independent Board Member receives compensation, see the Biographical Information Chart in the discussion of Proposal 1. Messrs. Perlowski and Fairbairn serve without compensation from the Fund because of their affiliation with BlackRock, Inc. and the Advisor.

	Cynthia L. Egan(2)	Frank J, Fabozzi(2)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Karen P. Robards(2)(4)	Fund Total
Total Compensation from the Fund(1)	$1,001	$919	$840	$830	$883	$1,116	$1,167	$978	$430	$8,164
Total Compensation from all BlackRock-advised funds(3)	$465,000	$497,500	$400,000	$395,000	$415,453	$520,000	$587,500	$520,453	$212,500

(1)

Information is for the Fund’s most recent fiscal year. The Fund changed its fiscal year end from April 30 to July 31 effective July 31, 2022. Accordingly, the Fund’s most recent fiscal year consists of the three months ended July 31, 2022.

(2)

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $1,172,873, $239,580, $238,473, $249,920, $3,546,573, $1,645,645 and $425,559, respectively, as of December 31, 2022. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2022.

(3)

Represents the aggregate compensation earned by such persons from the BlackRock-advised funds during the calendar year ended December 31, 2022. Of this amount, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $74,625, $200,000, $197,500, $207,726, $260,000, $88,125 and $78,067, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

(4)	Ms. Robards retired and resigned as a Board Member of the Trust effective as of May 31, 2022.

A-1

Appendix B — Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Fund as of April 30, 2023. No Board Member or Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Number of Common Shares	Aggregate Dollar Range of Common Shares in the Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies
Interested Board Members, Including the Board Nominees:

Robert Fairbairn	[●]	[●]	[●]	[●]
John M. Perlowski	[●]	[●]	[●]	[●]
Independent Board Members, including the Board Nominees:

Cynthia L. Egan	[●]	[●]	[●]	[●]
Frank J. Fabozzi	[●]	[●]	[●]	[●]
Lorenzo A. Flores	[●]	[●]	[●]	[●]
Stayce D. Harris	[●]	[●]	[●]	[●]
J. Phillip Holloman	[●]	[●]	[●]	[●]
R. Glenn Hubbard	[●]	[●]	[●]	[●]
W. Carl Kester	[●]	[●]	[●]	[●]
Catherine A. Lynch	[●]	[●]	[●]	[●]

(1)

Represents, as of April 30, 2023, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the BlackRock Fixed-Income Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, [BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Limited Duration Income Trust (BLW), BlackRock Credit Allocation Income Trust (BTZ) and BlackRock Enhanced Capital and Income Fund, Inc. (CII)] are eligible investments.] [As of April 30, 2023, Ms. Egan did not participate in the deferred compensation plan.]

[As of April 30, 2023, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of the Fund, and the Chief Financial Officer of the Fund did not own any shares in the Fund.]

[As of April 30, 2023, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.]

B-1

Appendix C — Committees of the Board

The business and affairs of the Fund are managed by or under the direction of the Board.

Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Frank J. Fabozzi, Lorenzo A. Flores and J. Phillip Holloman, all of whom are Independent Board Members. Ms. Lynch and Messrs. Fabozzi and Flores have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. The Board has a standing Governance Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

The Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under the Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2024 annual shareholder meeting of the Fund is held within 25 days of [●], 2024, the Fund must receive notice pertaining to the 2024 annual meeting of shareholders no earlier than [●], 2024 and no later than [●], 2024. However, if the Fund holds its 2024 annual shareholder meeting on a date that is not within 25 days before or after [●], 2024, the Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

The Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Fund has adopted Board Member qualification requirements which can be found in the Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to the Fund’s By-laws for more details.

A copy of the Governance Committee Charter for the Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisers and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. The Fund has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

The Board currently oversees the Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

Ad Hoc Committee. In addition to the standing committees, the Board of the Fund has established the following ad hoc committee:

Discount Sub-Committee. The Board has an ad hoc Discount Sub-Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, Frank J. Fabozzi and W. Carl Kester, all of whom are Independent Board Members. The Discount Sub-Committee is responsible for performing a study of all aspects of market discounts for the Fund’s share price, with an emphasis on (i) defining the drivers of discounts, (ii) identifying potential solutions and (iii) implementing remedial action plans.

The Fund’s Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Discount Sub-Committee met the following number of times for the fiscal year ended July 31, 20221:

Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Discount Sub-Committee Meetings
2	1	1	1	0	0

(1)	The Fund changed its fiscal year end from April 30 to July 31 effective July 31, 2022. Accordingly, the Fund’s most recent fiscal year consists of the three months ended July 31, 2022.

Appendix D — Information Pertaining to the Executive Officers of the Fund

The executive officers of the Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Director, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer	Annual; Since 2021	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for certain BlackRock-advised funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for his services as its CCO.

D-1

Appendix E — Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees Paid to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Audit Fees		Audit-Related Fees
Fiscal Year Ended July 31, 2022(1) ($)	Fiscal Year Ended April 30, 2022 ($)	Fiscal Year Ended July 31, 2022(1) ($)	Fiscal Year Ended April 30, 2022 ($)
32,405	36,006	13,000	0

Tax Fees and All Other Fees

Tax Fees*		All Other Fees(2)
Fiscal Year Ended July 31, 2022(1) ($)	Fiscal Year Ended April 30, 2022 ($)	Fiscal Year Ended July 31, 2022(1) ($)	Fiscal Year Ended April 30, 2022 ($)
8,950	19,900	437	420

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

Aggregate Non-Audit Fees for Services Provided to the Fund

and its Affiliated Service Providers Pre-Approved by the Audit Committee*:

Aggregate Non-Audit Fees for Pre-Approved Services to the Fund and its Affiliated Service Provider

Fiscal Year Ended July 31, 2022(1) ($)	Fiscal Year Ended April 30, 2022(1) ($)
22,381	20,320

(1)	The Fund changed its fiscal year end from April 30 to July 31 effective July 31, 2022. Accordingly, the Fund’s most recent fiscal year consists of the three months ended July 31, 2022.

(2)

The Other Fees represent the Fund’s allocable share of fees paid for issuance of Compliance Attestation Reports pursuant to Rule 38a-1 under the 1940 Act. The amount paid by the Fund and other BlackRock Closed-End Funds is allocated evenly across all funds in existence during the period when the applicable services were performed.

*

Reflects the sum of the fees shown above under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to the Fund. Non-audit fees of $2,098,000 and $2,032,000 for the calendar years ended December 31, 2022 and December 31, 2021, respectively, were also paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and, secondarily, a subscription to the Deloitte Accounting Research Tool. Those amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

E-1

Appendix F — 5% Beneficial Share Ownership

To the best knowledge of the Fund, based on filings made on or before [•] (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Fund indicated as of [•] (unless otherwise indicated):

Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
[●]	[●]	[●]	[●]%	[●]	[●]

MUI-[    ]

PRELIMINARY COPY-SUBJECT TO COMPLETION BLACKROCK MUNICIPAL INCOME FUND, INC. c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104
EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope
THIS IS THE WHITE PROXY CARD Please detach at perforation before mailing. WHITE PROXY CARD BLACKROCK MUNICIPAL INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMMON SHARES The undersigned hereby appoints [•], [•] and [•], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on [•], 2023, at [•] a.m. (Eastern time), and any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES (PROPOSAL 1) AND AGAINST PROPOSALS 2 THROUGH 6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 MUI_33355_050323 PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on [•], 2023. The Proxy Statement and WHITE Proxy Card are available at: https://www.proxy-direct.com/blk-33355 Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE AND “AGAINST” PROPOSALS 2 THROUGH 6. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposals
1. To Elect the Class I Board Member Nominees.
FOR                AGAINST    ABSTAIN     FOR                AGAINST    ABSTAIN
01. Lorenzo A. Flores ☐ ☐ ☐ 03. John M. Perlowski ☐ ☐ ☐
02. R. Glenn Hubbard    ☐ ☐ ☐
2. If properly presented at the meeting, to vote on the non-binding proposal submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”) requesting that the Board of Directors (the “Board”) take all necessary steps to amend the Fund’s governing documents to provide shareholders with the power to adopt, amend and repeal the Fund’s by-laws by vote of a majority of the shares cast.
3. If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to declassify the Board.
4. If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to amend the Fund’s governing documents to provide that the affirmative vote of a plurality of the shares represented in person or by proxy at a meeting be the voting standard to elect directors in any contested election.
5. If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to opt-out of the Maryland Control Share Acquisition Act.
6. If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to merge the Fund with and into an existing open-end fund.
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box MUI1 33355

PRELIMINARY COPY-SUBJECT TO COMPLETION BLACKROCK MUNICIPAL INCOME FUND, INC. c/o GEORGESON LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104 EASY VOTING OPTION: VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope
THIS IS THE WHITE PROXY CARD Please detach at perforation before mailing. WHITE PROXY CARD    BLACKROCK MUNICIPAL INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED SHARES
The undersigned hereby appoints [•], [•] and [•], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on [•], 2023, at [•] a.m. (Eastern time), and any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES (PROPOSAL 1) AND AGAINST PROPOSALS 2 THROUGH 6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. MUI_33355_050323_Pref
PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx                code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on [•], 2023. The Proxy Statement and WHITE Proxy Card are available at: https://www.proxy-direct.com/blk-33355 Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE AND “AGAINST” PROPOSALS 2 THROUGH 6. [GRAPHIC APPEARS HERE] TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X Proposals
1. To Elect the Class I Board Member Nominees.
FOR                AGAINST    ABSTAIN    FOR                 AGAINST    ABSTAIN
01. Lorenzo A. Flores ☐ ☐ ☐ 03. John M. Perlowski ☐ ☐ ☐
02. R. Glenn Hubbard    ☐ ☐ ☐ 04. W. Carl Kester ☐ ☐ ☐
2. If properly presented at the meeting, to vote on the non-binding proposal submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”) requesting that the Board of Directors (the “Board”) take all necessary steps to amend the Fund’s governing documents to provide shareholders with the power to adopt, amend and repeal the Fund’s by-laws by vote of a majority of the shares cast.
3. If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to declassify the Board.
4. If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to amend the Fund’s governing documents to provide that the affirmative vote of a plurality of the shares represented in person or by proxy at a meeting be the voting standard to elect directors in any contested election.
5. If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to opt-out of the Maryland Control Share Acquisition Act.
6. If properly presented at the meeting, to vote on the non-binding proposal submitted by Saba’s hedge fund requesting that the Board take all necessary steps to merge the Fund with and into an existing open-end fund.
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code MUI2 33355